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                POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED

                            STOCKHOLDERS' AGREEMENT

            AGREEMENT made this 23rd day of September, 1983, by and among WILLIAMS HOTEL CORPORATION ("Williams"), a Delaware corporation having its principal offices at 767 Fifth Avenue, New York, New York 10153, BURTON I. KOFFMAN, as nominee (the "Koffman Nominee"), having a business address at 300 Plaza Drive, Binghamton, New York 13903; HUGH A. ANDREWS ("Andrews") residing at the Condado Holiday Inn, 999 Ashford Avenue, San Juan, Puerto Rico 00909. (Williams, the Koffman Nominee and Andrews are hereinafter collectively referred to as the "Stockholders"); and POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED ("Posadas"), a Delaware corporation having its principal offices at 999 Ashford Avenue, San Juan, Puerto Rico 00909.

                             W I T N E S S E T H:

            WHEREAS, Williams owns 800 shares of Common Stock, without par value, of Posadas (the "Common Stock"), the Koffman Nominee owns 150 shares of Common Stock and Andrews owns 50 shares of Common Stock;

            WHEREAS, Williams owns 600 shares of Class A Preferred Stock, without par value, of Posadas (the "Class A Preferred Stock");

            WHEREAS, Williams owns 200 shares of Class B Series I Preferred Stock, without par value, of Posadas and the Koffman Nominee owns 200 shares of Class B Series II


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Preferred  Stock,  without  par value,  of Posadas  (the Class B Series I and II
Preferred Stock are hereinafter collectively referred to as the "Class B Preferred Stock");

            WHEREAS, Posadas has acquired all of the assets of Posadas de Puerto Rico Associates, a Texas general partnership ("Associates"), pursuant to a purchase agreement (the "Purchase Agreement"), dated the date hereof among Posadas, Associates, Burton I. Koffman and Richard E. Koffman and Cenkoff Corp., a Delaware corporation;

            WHEREAS, the assets acquired by Posadas pursuant to the Purchase Agreement consist primarily of the Condado Holiday Inn and Casino (the "Hotel") located in the Condado Beach area of San Juan, Puerto Rico;

            WHEREAS, on the date hereof, Williams has loaned to Posadas $3,000,000 evidenced by a promissory note dated the date hereof;

            WHEREAS, on the date hereof, Williams has loaned Posadas an additional $350,000 evidenced by a promissory note dated the date hereof and the Koffman Nominee has loaned Posadas $350,000 evidenced by a promissory note dated the date hereof on the same terms as such Williams loan;

            WHEREAS, Williams, the Koffman Nominee and Andrews are certain of the stockholders of Posadas de America Central, Inc., a Delaware corporation ("PAC"), and on the date hereof PAC entered into an Operating and Management Agreement with Posadas for the supervision, direction and control of the management and operation of the Hotel; and

            WHEREAS, the parties hereto desire to promote the continuity and stability of Posadas and the mutual interests of the parties hereto by providing for the rights, obligations and restrictions set forth herein;


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            NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

            1.    Definitions.

                  1.1 The following definitions shall be used in this Agreement:

                        1.1.1 An "affiliate" of, or a person "affiliated" with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

                        1.1.2 A "person" shall mean an individual, corporation, partnership or other legal entity.

                        1.1.3 The "Hotel" means the property commonly known as the Condado Holiday Inn and casino in the Condado Beach area of San Juan, Puerto Rico.

                        1.1.4 "Posadas Stock" means and includes the Common stock, the Class A Preferred Stock and the Class B Preferred Stock.

                        1.1.5 "Puerto Rico Gaming Authorities" means and includes the Treasury of the Commonwealth of Puerto Rico and any other governmental body or agency having authority over licensing of gaming in the Commonwealth of Puerto Rico.

            2.    Corporate Governance.

                  The full board of directors of Posadas shall consist of five persons, or such other number as shall be fixed pursuant to Article II, Section 2 of the By-Laws of Posadas, one of whom shall be a director designated by the Koffman Nominee as long as the Koffman Nominee is a holder of Posadas Stock, and one of whom shall be Andrews so long as he is a holder of Posadas Stock and the Chief Operating Officer of the Hotel and is able to serve. If


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Andrews  resigns as a  director,  is not a holder of Posadas  Stock,  is not the
Chief Operating Officer of the Hotel or is unable to serve as a director of Posadas, such vacancy shall be filled by the Koffman Nominee and after such date, so long as the Koffman Nominee is a holder of Posadas Stock, the Koffman Nominee shall be entitled to designate two directors to the Board of Directors of Posadas. The Koffman Nominee designees shall be either Burton I. Koffman or Richard E. Koffman, or both of them, so long as they are able to serve. Any other Koffman Nominee designee must be approved by Williams, such approval not to be unreasonably withheld.

            3.    Certificate Legends.

                  So long as this Agreement shall be in effect, all certificates representing shares of Common Stock, Class A Preferred Stock or Class B preferred Stock now or hereafter issued by Posadas shall be marked with the following legend:

            "The shares of Stock evidenced by this Certificate are and will be subject to, and cannot be transferred except in accordance with, an agreement dated September 23, 1983 among the Corporation and its stockholders (the "Stockholders' Agreement"), a copy of which is on file and may be obtained at the principal office of the Corporation, which Stockholders' Agreement provides, among other things, for restrictions on the transfer of shares of Stock of the Corporation."

            4.    Restrictions on Transfers of Stock.

                  4.1  No  Stockholder  may  sell,  assign,  transfer,   pledge,
encumber, hypothecate, mortgage or in any manner dispose of all of any portion of his or its Posadas Stock except as provided in this Agreement, and any such attempted sale, assignment, transfer, pledge, encumbrance, hypothecation, mortgage or other disposition (any or all of the foregoing being


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hereinafter  encompassed  within  the words  "Dispose"  or  "Disposition")  by a
Stockholder of his or its Posadas Stock except as hereinafter provided shall be null and void.

                  4.2 Posadas shall issue no shares of Posadas Stock except as otherwise provided in this Agreement.

                  4.3 No Disposition of Posadas Stock shall be made to any person if (a) the Puerto Rico Gaming Authorities require such person to be qualified or approved and such person has not been so qualified or approved prior to becoming a stockholder or (b) such transfer would adversely affect any tax exemptions granted to Posadas or PAC by the Commonwealth of Puerto Rico.

                  4.4 In the event of any Disposition by reason of death of an individual or liquidation of a corporation, the transferee of the Posadas Stock shall hold the Posadas Stock transferred subject to all of the obligations and restrictions to which the transferor was subject and have all of the rights of the transferor hereunder.

                  4.5 Williams may Dispose of any or all of its Posadas Stock to any affiliate of Williams (the "Williams Stockholder") notwithstanding any provision of Article 4 of this Agreement except for Section 4.3. In addition, any Williams Stockholder may Dispose of Posadas Stock to any other affiliate of Williams. Prior to any Disposition pursuant to this Section 4.5, such Williams Stockholder shall become a party to this Agreement and be bound by the terms hereof in the same manner and to the same extent as Williams and thereafter any Disposition of all of the Posadas Stock owned by Williams to a person other than a Williams Stockholder shall include a Disposition of all of the Posadas Stock owned by Williams Stockholders. All such transferees shall be deemed included within the definition of Stockholder


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for purposes of this Agreement, and shall have all of the rights and obligations which Williams would have had under this Agreement as an owner of Posadas Stock.

                  4.6 The beneficial owners of all of the shares of Posadas Stock held of record by the Koffman Nominee must be either Burton I. Koffman, Richard E. Koffman (collectively "the Koffmans") or any of their affiliates. All such beneficial owners have agreed to be bound by the terms of this Agreement and any such beneficial owner may Dispose of any or all of their beneficial ownership of Posadas Stock to any affiliate of the Koffmans, any spouse of the Koffmans, any children of the Koffmans or any trust or trusts for the benefit of such children, notwithstanding any provision of Article 4 of this Agreement except Section 4.3. All of the foregoing are hereinafter referred to as "Koffman Stockholders." In addition, Koffman Stockholders may Dispose of Posadas Stock to other Koffman Stockholders. Prior to any Disposition pursuant to this Section 4.6, such Koffman Stockholder shall agree in writing to be bound by the terms hereof in the same manner and to the same extent as the Koffman Nominee and thereafter any Disposition of all of the Posadas Stock owned by the Koffman Nominee to a person other than a Koffman Stockholder shall include a Disposition of all of the beneficial ownership of all of the Posadas Stock held by all of the Koffman Stockholders. All Koffman Stockholders and their transferees shall be deemed included within the definition of Stockholder for purposes of this Agreement, and shall have all of the rights and obligations which the Koffman Nominee would have had under this Agreement as owners of Posadas Stock.

                  4.7 Andrews may Dispose of any or all of his Posadas Stock to any affiliate of Andrews, his spouse, any children of Andrews or any trust or trusts for the benefit of such children, notwithstanding any provision of
Article 4 of this Agreement except Section


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4.3. All of the foregoing are hereinafter referred to as "Andrews Stockholders."
In addition, Andrews Stockholders may Dispose of Posadas Stock to other Andrews Stockholders. Prior to any Disposition pursuant to this Section 4.7, such Andrews Stockholder shall become a party to this Agreement and be bound by the terms hereof in the same manner and to the same extent as Andrews and thereafter any Disposition of all of the Posadas Stock owned by Andrews to a person other than an Andrews Stockholder shall include Disposition of all of the Posadas Stock transferred to the Andrews Stockholders. All Andrews Stockholder and their tranferees shall be deemed included within the definition of Stockholder for purposes of this agreement, and shall have all of the rights and obligations which Andrews would have had under this Agreement as an owner of Posadas Stock.

                  4.8 This Section 4.8 is intentionally left blank.

                  4.9  If  any  of  the  Stockholders  or  any  of  the  Koffman
Stockholders, (the "Seller") shall receive a bona fide offer from an unaffiliated third party to purchase any or all of its or his Posadas Stock which such Stockholder is willing to accept, the Seller shall give notice (the "Notice") to Posadas and the Non-Selling Stockholders (as hereinafter defined) stating its or his desire to Dispose of such stock (the "Offered Stock"), the number of shares to be Disposed of, the name and address of the proposed transferee (the "Designated Transferee"), the price to be paid for such stock and the terms of payment thereof (the "Offered Price and Terms") and all the other terms and conditions of such proposed Disposition and such other information as Posadas or the Non-Selling Stockholders shall request. For purposes of this Agreement, "Non-Selling Stockholders" shall mean the Stockholders who have not given notice of its or his desire to Dispose of its or his Posadas Stock pursuant to this Section 4.9.


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                        4.9.1 Except as provided in sections 4.6 and 4.7 of this
Agreement, the Disposition of Posadas Stock by the Koffman Nominee and Andrews shall be restricted as follows:

                              4.9.1.1  If  the  Seller  shall  be  Andrews,  the
Koffman Nominee shall thereupon have the option, but not the obligation, exercisable by written notice to Andrews, given within 30 days of the Notice, to purchase all or any part of the Offered Stock at a price and on terms equal to the Offered Price and Terms.

                              4.9.1.2 If the Koffman  Nominee  does not elect to
exercise its option to purchase all of the Offered Stock from Andrews or if the Seller shall be either the Koffman Nominee or a Koffman Stockholder, Posadas shall thereupon have the option, but not the obligation, excisable by written notice to the Seller, given within 60 days of the Notice if Andrews is the Seller and within 30 days of the Notice if the Koffman Nominee or a Koffman Stockholder is the Seller, to purchase all or any part of the Offered Stock at the Offered Price. For purposes of Posadas determining whether to exercise its option, the Stockholders shall vote their shares of Posadas Stock as directed by Williams. If Posadas elects to exercise its option, and if Posadas shall thereupon have insufficient surplus to permit it legally to purchase the Offered Stock at the time of purchase, the Stockholders shall cause a special meeting of the stockholders of Posadas to be called prior to such purchase. At any such meeting, all of the Stockholders shall vote their shares Posadas Stock so as to create, to the extent permitted by law, a surplus large enough to permit Posadas to make such purchase payment without requiring any additional capital investments by any of the Stockholders.


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                              4.9.1.3 If Posadas  does not elect to exercise its
option to purchase all of the Offered Stock, Williams shall thereupon have the option, but not the obligation, exercisable by written notice to the Sellers within 90 days of the Notice if Andrews is the Seller and within 60 days of the Notice if the Koffman Nominee or a Koffman Stockholder is the Seller, to purchase the Offered Stock not purchased by Posadas at the Offered Price and Terms.

                              4.9.1.4 If the Notice shall be duly given,  and if
the Koffman Nominee, Posadas and Williams together shall fail to exercise their options to purchase all of the Offered Stock, then the Seller shall be free to Dispose of all or such portion of the Offered Stock purchased by the Koffman Nominee, Posadas or Williams to the Designated Transferee at the Offered Price and Terms free of any restrictions or rights under this Agreement, and only if
(a) such transferee agrees to be bound by the provisions of this Agreement, (b) such Disposition and such transferee shall be approved by the Puerto Rico Gaming Authorities, (c) such transfer does not adversely affect any tax exemptions granted to Posadas or PAC by the Commonwealth of Puerto Rico and (d) such disposition shall be bona fide and shall be consummated within 150 days after the giving of the Notice if Andrews is the Seller and within 120 days of the Notice if the Koffman Nominee or a Koffman Stockholder is the Seller. If all of the Offered Stock shall not be so Disposed of by the Seller during such period, the portion thereof not Disposed of shall again become subject to the terms of this Agreement in the same manner as if no Notice had been given.

                              4.9.1.5 The closing for the sale of Posadas  Stock
to Posadas or any of the Stockholders pursuant to this Section 4.9.1 shall be at a time and place


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selected by the purchaser and reasonably  convenient to the seller not more than
30 days after the giving of the notice of the decision to so purchase.

                        4.9.2 Except as provided in Section 4.5 of this Agreement, the Disposition of Posadas Stock by Williams shall be restricted as follows:

                              4.9.2.1 Posadas shall have the option, but not the
obligation, exercisable by written notice to Williams, given within 30 days of the Notice to purchase all or any part of the Offered Stock at the Offered Price and Terms. For purposes of Posadas determining whether to exercise its option, the Stockholders shall vote their shares of Posadas Stock as directed by the Koffman Nominee and the directors appointed by the Koffman Nominee shall constitute a quorum of the Board of Directors of Posadas and a majority thereof shall be entitled to determine whether the option shall be exercised. If Posadas elects to exercise its option, and if Posadas shall thereupon have insufficient surplus to permit it legally to purchase the Offered Stock at the time of purchase, the Stockholders shall cause a special meeting of the Stockholders of Posadas to be called prior to such purchase. At any such meeting, all of the Stockholders shall vote their shares of Posadas Stock so as to create, to the extent permitted by law, a surplus large enough to permit it to make such purchase without requiring any additional capital investments by any of the Stockholders.

                              4.9.2.2 If Posadas  does not elect to exercise its
option to purchase all of the Offered Stock, the Koffman Nominee shall thereupon have the option, but not the obligation, exercisable by written notice to Williams within 60 days of the giving of the Notice, to purchase the Offered Stock at a price and on terms equal to the Offered Price and Terms.


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                              4.9.2.3 If the Notice  shall  duly  given,  and if
Posadas and the Koffman Nominee together fail to exercise their options to purchase all of the Offered Stock, then Williams shall be free to dispose of all or such portion of the Offered Stock not purchased by Posadas or the Koffman Nominee to the Designated Transferee at the Offered Price and Terms but only if
(a) such transferee agrees to be bound by the provisions of this Agreement, (b) such Disposition and such transferee shall be approved by the Puerto Rico Gaming Authorities, (c) such transfer does not adversely affect the tax exemptions granted to Posadas or PAC by the Commonwealth of Puerto Rico and (d) such Disposition shall be bona fide and shall be consummated within 120 days after the giving of the Notice If all of the Offered Stock shall not be Disposed of by Williams during such period, the portion thereof not Disposed of shall again become subject to the terms of this Agreement in the same manner as if no Notice had been given.

                              4.9.2.4 The closing for the sale of Posadas  Stock
to Posadas or the Koffman Nominee pursuant to this Section 4.9.2 shall be at a time and place selected by the purchaser and reasonably convenient to the seller not more than 30 days after the giving of the notice of the decision to so purchase.

                  4.10 If (a) the Seller or Sellers shall beneficially own 80% or more of the Common Stock, (b) the offer described in the Notice is to purchase all of the issued and outstanding shares of Common Stock and (c) the Non-Selling Stockholders or Posadas do not exercise his or its right of first refusal pursuant to section 4.9 of this Agreement, then the Non-Selling Stockholders shall sell all of their shares of Common Stock to the Designated Transferee at a price and on terms equal to the Offered Price and Terms and if such offer does not provide


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for the purchase or redemption of all of the  outstanding  shares of Class A and
Class B Preferred Stock, Posadas shall redeem all such shares prior to the closing of such sale.

            5.    Representations and Warranties.

                  5.1 Williams represents and warrants to each of the Koffman Nominee and Andrews that:

                        5.1.1 Williams is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                        5.1.2 The execution, delivery and performance by Williams of this Agreement have been duly authorized by all necessary corporate action of the part of Williams, and no further action or approval is required in order to constitute this Agreement as the valid and binding obligation of Williams enforceable in accordance with its terms.

                        5.1.3 This Agreement constitutes the legal, valid and binding obligation of Williams enforceable against Williams in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                        5.1.4 Williams is acquiring the Common Stock, the Class A Preferred Stock and the Class B Series I Preferred Stock for its own account and without a view to distribution other than in accordance with the provisions of this Agreement and applicable securities laws.

                  5.2 The Koffman Nominee represents to Williams and Andrews that:

                        5.2.1 This Agreement constitutes the legal, valid and binding obligation of the Koffman Nominee enforceable against the Koffman Nominee in accordance


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with its terms,  except as enforcement may be limited by bankruptcy,  insolvency and other similar laws affecting the enforcement of creditors rights generally.

                        5.2.2 The Koffman Nominee is acquiring the Common Stock and the Class B Series II Preferred Stock for its own account and without a view to distribution other than in accordance with the provisions of this Agreement, its nominee agreement with the beneficial owners of the Posadas Stock, a true copy of which has previously been delivered to Posadas, and applicable securities law.

                  5.3 Andrews represents to Williams and the Koffman Nominee that:

                        5.3.1 This Agreement constitutes the legal, valid and binding obligation of Andrews enforceable against Andrews in accordance with its terms, except as enforcement may limited by bankruptcy, insolvency and other similar law affecting the enforcement of creditors rights generally.

                        5.3.2 Andrews is acquiring the Common Stock for his own account and without a view to distribution other than in accordance with the provisions of this Agreement and applicable securities laws.

            6.    Puerto Rico Gaming Authority Approvals; Tax Exemptions.

                  Each party hereto shall use its or his best efforts to obtain and thereafter maintain all consents, approvals and authorizations which must be obtained and maintained by such party in order to consummate the transactions contemplated hereby, including all consents, approvals and authorization from the Puerto Rico Gaming Authorities and the tax exemptions granted to Posadas and PAC by the Commonwealth of Puerto Rico; provided that nothing contained in this
Article 6 shall require any party to consent to modify any provisions of this


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Agreement  or any other  document  referred  to herein in any manner  materially adverse to its or his best interests.

            7.    Miscellaneous.

                  7.1 All of the representations, warranties, covenants and agreements made by the parties to this agreement shall survive for the full period of any applicable statute of limitations.

                  7.2 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

                  7.3  This   Agreement   may  be   executed   in  one  or  more
counterparts, and shall become effective when one or more counterparts has been signed by each of the parties.

                  7.4 Any and all notices or other communications or deliveries required or permitted to be given pursuant to any of the provisions of this Agreement shall be deemed to have been duly given for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivered or sent by telegraph or telex as follows:

                  If to Williams Hotel, at:

                  c/o Williams Electronics, Inc.
                  767 Fifth Avenue
                  New York, New York 10153
                  Attention:  Mr. Norman J. Menell

                  with a copy to:

                  Golenbock and Barell
                  645 Fifth Avenue
                  New York, New York 10022


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                  Attention:  Justin M. Golenbock, Esq.

                  If to the Koffman Nominee, at:

                  c/o Koffman
                  300 Plaza Drive

                  Binghamton, New York  13903
                  Attention:  Mr. Burton I. Koffman

                  with a copy to:

                  Beveridge & Diamond, P.C.
                  1333 New Hampshire Avenue, N.W.
                  Washington, D.C.  20036
                  Attention:  Albert J. Beveridge, III, Esq.

                  If to Andrews, at:

                  Condado Holiday Inn
                  999 Ashford Avenue
                  San Juan, Puerto Rico  00902

                  with a copy to:

                  Maria Milagros Soto, Esq.
                  Banco Central  Suite 1115
                  Hato Rey, Puerto Rico  00917

or at such other address as any party may specify by notice given to other party in accordance with this Section 7.4. The date of giving of any such notice shall be the date of hand delivery, the date following the posting of the mail or delivery to the telegraph company or when sent by telex.

                  7.5 No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.


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                  7.6 Should any clause,  section or part of this  Agreement  be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

                  7.7  This  Agreement   shall  be  governed,   interpreted  and
construed in accordance with the laws of the State of New York.

                  7.8 Each of Williams, the Koffman Nominee and Andrews consents to the jurisdiction of the Courts of the State of New York and the United States District Court for the Southern District of New York with respect to any matter arising with respect to this Agreement, shall subject himself or itself to the jurisdiction of such courts and agrees that service of process upon him or it may be made in any manner permitted by the laws of the State of New York. Without limiting the generality of the foregoing, service of process will be deemed sufficient if sent by registered or certified mail to Williams, the Koffman Nominee and Andrews at the address for such persons, person or entity set forth in Section 7.4 of this Agreement. In addition, the Koffman Nominee and Andrews agree that the venue for any state court action shall be New York County.

                  7.9 This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon and the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any of the parties hereto without the prior written consent of all other parties hereto and any attempt to assign this Agreement shall be void and of no effect.


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                  7.10 The headings or captions under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or effect any of the provisions of this Agreement.


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                  IN WITNESS WHEREOF,  this Agreement has been made and executed as of the date and year first above written.

                                     WILLIAMS HOTEL CORPORATION

                                     By:  /s/_________________________________
                                             E. JOHN NEMEC,
                                             Vice President

                                     By:  /s/_________________________________
                                             BURTON I. KOFFMAN
                                             As Nominee

                                     By:  /s/_________________________________
                                             HUGH A. ANDREWS

                                     POSADAS DE PUERTO RICO
                                             ASSOCIATES, INCORPORATED

                                     By:  /s/_________________________________
                                             NORMAN J. MENELL
                                             Chairman of the Board and President


                                      18


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                              FIRST AMENDMENT TO

                POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED

                            STOCKHOLDERS' AGREEMENT

            FIRST AMENDMENT dated as of April 20, 1992 (the "First Amendment") to POSADAS DE PUERTO RICO ASSOCIATES INCORPORATED STOCKHOLDERS' AGREEMENT dated as of September 23, 1983 by and among WMS HOTEL CORPORATION, a Delaware corporation ("WMS"); BURTON I. KOFFMAN, as Nominee (the "Koffman Nominee"); HUGH
A. ANDREWS ("Andrews") (WMS, the Koffman Nominee and Andrews are hereinafter collectively referred to as the "Stockholder"); and POSADAS DE PUERTO RICO ASSOCIATES, INCORPORATED, a Delaware corporation ("Posadas").

                             W I T N E S S E T H:

            WHEREAS, the Stockholders and Posadas are parties to a Stockholders' agreement dated September 23, 1983 (the "Stockholders Agreement") among Williams Hotel Corporation, now known as WMS, the Koffman Nominee, Andrews and Posadas; and

            WHEREAS, WMS owns 800 shares of common stock, without par value (the "Posadas Stock"), of Posadas, the Koffman Nominee owns 150 shares of Posadas Stock and Andrews owns 50 shares of Posadas Stock; and

            WHEREAS, pursuant to that certain agreement dated as of April 20, 1992 (the "Master Agreement") among the Stockholders, Posadas and certain of their affiliates, WMS is



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purchasing 100 shares of Posadas Stock from the Koffman Nominee and 25 shares of
Posadas Stock from Andrews; and

            WHEREAS, pursuant to the Master Agreement both the Koffman Nominee and Andrews have agreed to indemnify WMS Industries Inc., and its affiliates under certain circumstances (the "Indemnification Obligations"); and

            WHEREAS, as security for their respective Indemnification Obligations, the Koffman Nominee and Andrews have agreed to pledge, transfer and assign to WMS Industries Inc. and give a security interest in certain of the Posadas Stock that each of them owns; and

            WHEREAS, the Stockholders and Posadas desire to amend the Stockholders Agreement to reflect such changes in ownership, provide for the pledge of Posadas Stock and accurately reflect the current state of facts among the parties.

            NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, and other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that the Stockholders Agreement be amended as follow:

            1. All capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to such terms in the Stockholders Agreement.

            2. The Stockholders Agreement is hereby amended by deleting Article 3 in its entirety and substituting in its place the following:

            "3. Certificate Legends.

            So long as this Agreement shall be in effect, all certificates representing shares of Common Stock, Class A Preferred Stock or Class B Preferred Stock now or hereafter issued by Posadas shall be marked with the following legend:

            `The shares of Stock evidenced by this Certificate are and will be subject to, and cannot be transferred except in accordance with, an agreement dated September


                                      2


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            23, 1983, as amended from time to time,  among the  Corporation  and its stockholders (the "Stockholders' Agreement"), a copy of which is on file and may be obtained at the principal office of the Corporation, which Stockholders' Agreement provides, among other things, for restrictions on the transfer of the shares of Stock of the Corporation.'"

            3. The Stockholders Agreement is hereby further amended by adding a new Section 4.11 to read as follows:

            "4.11 (a) WMS may purchase 100 shares of Posadas Stock from the Koffman Nominee on such terms as they may agree, such shares to remain subject to all of the provisions of the Agreement to the same extent as all other shares of Posadas Stock owned by WMS.

                  (b) WMS may  purchase 25 shares of Posadas  Stock from Andrews on such terms as they may agree, such shares to remain subject to all of the provisions of this Agreement to the same extent as all other shares of Posadas stock owned by WMS."

            4. The Stockholders Agreement is hereby further amended by adding a new Section 4.12.1 to read as follows:

            "4.12.1 (a) The Koffman Nominee may dispose of fifteen (15) shares of Posadas Stock by pledging such shares, together with any shares or dividends issued in respect thereof (the "Koffman Collateral"), to WMS Industries Inc. as security for its Indemnification Obligations.

                        (b)  Andrews  may  dispose of seven and  one-half  (7.5)
            shares of Posadas Stock by pledging such shares, together with any shares or dividends issued in respect thereof (the "Andrews
            Collateral"), to WMS Industries Inc. as security for his Indemnification Obligation."

            5. The Stockholders Agreement is hereby further amended by adding a new Section 4.12.2 to read as follows:

            "4.12.2 If WMS Industries Inc. shall foreclose on any portion of the Koffman Collateral or Andrews Collateral or otherwise taking possession of the Collateral in satisfaction of all or any portion of the Indemnification Obligations (collectively, the "Collateral"), such shares may (i) be registered in the name of WMS Industries Inc., and WMS Industries Inc. shall agree in writing to be bound by all of the provisions of this Agreement to the same extent as all other parties


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            hereto,  or (ii) WMS  Industries  Inc. may Dispose of such shares to
            WMS Hotel, and such shares shall remain subject to all the provisions of this Agreement to the same extent as all other Posadas Stock owned by WMS."

            6. The Stockholders Agreement is hereby further amended by adding a new Section 4.12.3 to read as follows:

            "4.12.3 Notwithstanding anything to the contrary in this Article 4, except for Section 4.3, as of the date hereof if the Collateral or any portion thereof, is sold, transferred, assigned or disposed of in any manner, to any third party, by reason of foreclosure or other actions taken by WMS Industries Inc. to realize on the Collateral, such sale, transfer, assignment or disposition shall be permitted and such third party shall take the Collateral free and clear of any restrictions or rights under this Agreement."

            7. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

            8. The amendments set forth herein are limited precisely as written and shall not be deemed to be a consent to any modification or waiver of any other term or condition of the Stockholders Agreement or any other documents referred to therein.

            9. This First Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the choice of law provisions thereof.


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            IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this First
Amendment to be executed by their respective duly authorized officers or representatives on the date first above written.

                                        WMS HOTEL CORPORATION

                                        By: /s/ ________________________________
                                            Louis J. Nicastro,
                                            Chairman

                                        By: /s/ ________________________________
                                            BURTON I. KOFFMAN, as Nominee

                                        By: /s/ ________________________________
                                            HUGH A. ANDREWS

                                        POSADAS DE PUERTO RICO
                                        ASSOCIATES, INCORPORATED

                                        By: /s/ ________________________________
                                            Louis J. Nicastro,
                                            Chairman and Chief Executive Officer


                                      5




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